UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024
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BENTLEY SYSTEMS, INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	001-39548	95-3936623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Stockton Drive
Exton, Pennsylvania		19341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 458-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B Common Stock, $0.01 Par Value	BSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 5, 2024, the Board of Directors (the “Board”) of Bentley Systems, Incorporated (the “Company”) increased the number of director seats on the Board from seven to eight and, upon the recommendation of the Nominating Committee of the Board, appointed Nicholas H. Cumins, the Company’s Chief Executive Officer, as a director of the Company in addition to his current role. Mr. Cumins’ term as a director will expire at the 2025 Annual Meeting of Stockholders of the Company, at which time Mr. Cumins will stand for election along with the other director nominees standing for election at that meeting. Mr. Cumins will not receive any additional compensation for his service as a director, and there is no arrangement or understanding between Mr. Cumins and any other person pursuant to which Mr. Cumins was elected as a director of the Company. Further, Mr. Cumins has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S‑K.
Item 8.01 Other Events.
On September 5, 2024, the Company announced that its Board declared a $0.06 per share dividend for the third quarter of 2024. The cash dividend will be payable on September 26, 2024 to all stockholders of record of Class A and Class B common stock as of the close of business on September 17, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated September 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bentley Systems, Incorporated

Date: September 6, 2024	By:	/s/ DAVID R. SHAMAN
	Name:	David R. Shaman
	Title:	Chief Legal Officer and Secretary